The Interpublic Senior Executive Retirement Income Plan

                         Form of Participation Agreement

                  WHEREAS, __________________ (the "Participant") is a senior executive of The Interpublic Group of Companies, Inc. ("Interpublic") and its subsidiaries, and has been approved by the Compensation Committee of Interpublic's Board of Directors to participate in The Interpublic Senior Executive Retirement Income Plan ("SERIP");

                  WHEREAS, the Participant has received and reviewed the pamphlet entitled "The Interpublic Senior Executive Retirement Income Plan," which sets forth the basic terms and conditions of SERIP (the "Plan Document"); and

                  WHEREAS, the Plan Document provides that certain details with regard to the Participant's benefit and other rights and responsibilities under SERIP are to be set forth in the Participant's Participation Agreement;

                  NOW, THEREFORE, the undersigned Participant agrees to be bound by the terms of the Plan Document, which terms are incorporated herein by reference, and modified and expanded as follows:

1. Effective Date. This Participation Agreement shall be effective as of ______________, provided the Participant submits the executed Participation Agreement to Interpublic within 30 days thereafter. If the Participant does not submit the executed Participation Agreement within 30 days after the date set forth in the preceding sentence, this Participation Agreement shall be effective as of the first day of the month next following the date on which the Participant submits the executed Participation Agreement.

2. Benefit and Vesting. The Participant's benefit shall be _______________ per year payable in monthly installments for 15 years, if the Participant has attained at least age 60 and the benefit is fully vested. Subject to paragraph 3, which sets forth the requirement to comply with non-competition and non-solicitation agreements, this benefit is scheduled to become fully vested as follows: 30% on ___________________, and an additional 10% on each _______________ thereafter, with all amounts fully vested on _____________________ (assuming the Participant continues in the employment of Interpublic and its subsidiaries until this date).

3. Non-Competition and Non-Solicitation. For a period of two (2) years following the termination of the Participant's employment for any reason, the Participant shall not: (a) accept employment with or serve as a consultant, advisor or in any other capacity to an employer that is in competition with the business unit or units of Interpublic by which the Participant is employed (the "Business Unit"); (b) directly or indirectly, either on the Participant's own behalf or on behalf of any other person, firm or corporation, solicit or perform services for any account that is a client of the Business Unit at the time of the Participant's termination of employment with the Business Unit or that was a client of the Business Unit at any time within one year prior to the date of the Participant's termination of employment; (c) directly or indirectly employ or attempt to employ or assist anyone else to employ any person who is at such time or who was within the six-month period immediately prior to such time in the employ of the Business Unit. Breach by the Participant of such non-competition agreement or non-solicitation agreement shall result in the forfeiture of the Participant's vested benefit, and any monies already paid to the Participant shall be returned in full by the Participant to Interpublic.

     The Participant acknowledges that these provisions are reasonable and necessary to protect Interpublic's legitimate business interests, and that these provisions do not prevent the Participant from earning a living. If at the time of enforcement of any provision of this Agreement, a court shall hold that the duration, scope or area restriction of any provision hereof is unreasonable under circumstances now or then existing, the parties hereto agree that the maximum duration, scope or area reasonable under the circumstances shall be substituted by the court for the stated duration, scope or area.


4. Payment Form Election. Unless specified below (or otherwise specified in a valid election, submitted by the Participant to Interpublic's Human Resources Department at least 12 months before distribution under SERIP is scheduled to begin), the Participant's vested benefit shall be distributed in monthly payments for 15 years, as provided in the Plan Document.


     If you would like to elect a payment form other than monthly payments for 15 years, check below.

         ____ I elect to receive my vested benefit in monthly payments for 10 years.


     I understand that my vested benefit will be discounted, as provided in the Plan Document, to reflect the accelerated payout associated with the election of an optional payment form.


 5. Benefit Commencement Date. As provided in the Plan Document, any election to commence the Participant's benefit before the first day of the month coincident with or next following the Participant's 60th birthday must be received by Interpublic's Human Resources Department at least 12 months before payments are scheduled to begin.


6. Relationship to Plan Document. This Participation Agreement is intended to be executed and administered in conjunction with the Plan Document. Where this Participation Agreement is silent, the terms and provisions in the Plan Document shall govern. To the extent that any term or provision in this Participation Agreement is inconsistent with a term or provision in the Plan Document, the term or provision in this Participation Agreement shall govern.


7. Knowing and Voluntary Agreement. The Participant has received and read the Plan Document. The Participant fully understands the terms of the Plan Document and of this Participation Agreement, and the Participant is entering this Participation Agreement voluntarily.


8. Complete Statement. This Participation Agreement shall be construed as a complete statement of the Participant's benefit and other rights under SERIP. Any change to the terms of this Participation Agreement or to the Participant's rights under SERIP shall be adopted by executing an amendment or supplement to the Plan Document or to this Participation Agreement.

                  IN WITNESS WHEREOF, Interpublic, by its duly authorized officer, and the Participant have caused this Participation Agreement to be executed.

Interpublic Group of Companies, Inc.                       Participant

BY:  _______________________________            ________________________________
         Name:
         Title:


DATE:  _____________________________       DATE: _______________________________

Return to Interpublic's Law Department by ___________________.

      THE INTERPUBLIC GROUP OF COMPANIES, INC.
      BENEFICIARY DESIGNATION: Senior Executive Retirement Income Plan

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Participant's Name_________________________________Soc. Sec. No:________________
Home Address ___________________________________________________________________
City_____________________State _____________________________Zip_________________
Date of Birth _____________________________
Daytime Telephone Number _____________Evening Telephone Number _________________
|_|   Please check box if your address has changed within the last year.
|_| I am married.  |_| I am not married.

Primary Beneficiary Designation
I hereby designate such of the following person(s) who shall survive me as my Primary Beneficiary(ies):

1. Name         Relationship         Date of Birth             Percentage Share*

   Address                           Social Security No.

2. Name         Relationship         Date of Birth             Percentage Share*

   Address                           Social Security No.

3. Name         Relationship         Date of Birth             Percentage Share*

   Address                           Social Security No.
                                                               Total = 100%

Contingent Beneficiary Designation
If no Primary Beneficiary named above shall survive me, I designate such of the following person(s) who shall survive me as my Contingent Beneficiary(ies).

1. Name         Relationship         Date of Birth             Percentage Share*

   Address                           Social Security No.

2. Name         Relationship         Date of Birth             Percentage Share*

   Address                           Social Security No.

3. Name         Relationship         Date of Birth             Percentage Share*

   Address                           Social Security No.
                                                               Total = 100%


*If no percentage is designated, beneficiaries will share equally. If any of my Primary Beneficiaries (or, if applicable, my Contingent Beneficiaries), predecease me, his or her benefits will be shared among my surviving Primary (or, if applicable, Contingent) Beneficiaries in accordance with the proportionate shares of the surviving beneficiaries designated above or, if no percentage is designated, equally.

Consent of Spouse
If a party other than the participant's spouse is named as Primary Beneficiary above, this designation is valid only if the participant's spouse (if any) consents below to the participant's designation of the Primary Beneficiary(ies) and only if the spouse's consent is witnessed by a notary public.

  I, ____________________________________, am the spouse of the above-named participant. I hereby consent to the designation of the Primary
  Beneficiary(ies) specified above.

         --------------------------------------
         Spouse's Signature                                                 Date



     STATE OF ________________       COUNTY OF: ______________           ss:

     On __________________________, before me personally came
     ________________________________; to me known and known to me to be the individual described as the spouse herein who executed the foregoing consent and duly acknowledged to me that he/she freely executed same.


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     Notary Public                          My Commission Expires:


Execution of Beneficiary Designation

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      Participant's Signature                              Date
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